CREDIT SUISSE  INTERNATIONAL

One Cabot Square,           Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

                                          Facsimile Cover Sheet

To:                                 Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust Administrator on behalf of the Adjustable Rate Mortgage Trust 2006-3

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be delivered by Heakyung Chung

Date:                               31 July 2006

Pages (including cover page):       5

Our Reference No: External ID: 53137784NOV / Risk ID: 447505458, 447505460

Credit Suisse  International  has entered into a transaction with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified  therein,  please arrange for the  Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain  information which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible  for delivering the message to the intended  recipient,  you are hereby notified that any dissemination,  distribution or copying of this communication is strictly  prohibited.  If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

Registered Office as above.
Registered with unlimited liability in England under No. 2500199
Authorised and regulated by The Financial Services Authority
VAT No: GB 447 0737 41

                                          Novation Confirmation

Date:    31 July 2006

To:       Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust Administrator on behalf of the Adjustable Rate Mortgage
          Trust 2006-3

To:      Credit Suisse Management LLC

From:    Credit Suisse International ("CSIN")

Re:      Novation Transaction

External ID: 53137784NOV
______________________________________________________________________________

Dear Sir/Madam:

         The purpose of this letter is to confirm the terms and  conditions  of the  Novation  Transaction entered into between the parties and  effective  from the Novation  Date  specified  below.  This Novation
Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

         1.       The  definitions  and provisions  contained in the 2004 ISDA Novation  Definitions  (the
"Definitions")  and the terms and  provisions of the 2000 ISDA  definitions  (the "Product  Definitions"), each as published by the International  Swaps and Derivatives  Association,  Inc. and amended from time to time, are incorporated in this Novation  Confirmation.  In the event of any inconsistency  between (i) the
Definitions,  (ii) the  Product  Definitions  and/or  (iii)  the  Novation  Agreement  and  this  Novation
Confirmation,  this  Novation  Confirmation  will govern.  In the event of any  inconsistency  between the
Novation  Confirmation and the New  Confirmation,  the New Confirmation will govern for the purpose of the
New Transaction.

         2.       The terms of the Novation  Transaction to which this Novation  Confirmation  relates are as follows:

           Novation Date:                                    31 July 2006

           Novated Amount:                                   USD  748,819,985  subject to adjustment as set out in
                                                             the Additional Terms of the New Confirmation

           Transferor:                                       Credit Suisse Management LLC

           Transferee:                                       Wells  Fargo Bank,  N.A.,  not in its  individual  or
                                                             corporate capacity but solely as Trust  Administrator
                                                             on  behalf  of the  Adjustable  Rate  Mortgage  Trust
                                                             2006-3

           Remaining Party:                                  Credit Suisse International

           New Agreement (between  Transferee and Remaining  1992 ISDA Master Agreement dated as of
           Party):                                           31  July  2006,   identified   therein  as  the  "Cap
                                                             Agreement"

         3.       The terms of the Old  Transaction  to which  this  Novation  Confirmation  relates,  for identification purposes, are as follows:

           Trade Date of Old Transaction:                                   19 July 2006
           Effective Date of Old Transaction:                               31 July 2006
           Termination Date of Old Transaction:                             25 July 2011

         4.       The terms of the New  Transaction to which this Novation  Confirmation  relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

           Full First Calculation Period:                                 Applicable

         5.       Miscellaneous Provisions:

           Non-Reliance:                                                  Applicable

For the purpose of facilitating this  Transaction,  an Affiliate of CSIN, which is organized in the United
States of America (the  "Agent"),  has acted as agent for CSIN.  The Agent is not a principal with respect to this  Transaction  and shall have no  responsibility  or liability  to the parties as a principal  with respect to this Transaction.

Credit Suisse  International  is authorized  and  regulated by the  Financial  Services  Authority and has entered into this  transaction  as principal.  The time at which the above  transaction  was executed will be notified to the parties on request.

         The  parties  confirm  their  acceptance  to be bound  by this  Novation  Confirmation  as of the
Novation Date by executing a copy of this Novation  Confirmation  and returning it to us. The  Transferor, by  its  execution  of a  copy  of  this  Novation  Confirmation,  agrees  to the  terms  of the  Novation
Confirmation  as it relates to the Old  Transaction.  The  Transferee,  by its execution of a copy of this
Novation  Confirmation,  agrees  to the  terms  of the  Novation  Confirmation  as it  relates  to the New
Transaction.

Credit Suisse International

By:.........................................
 Name:
 Title:

Credit Suisse Management LLC

By:.........................................
 Name:
 Title:

Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust Administrator on behalf of the Adjustable Rate Mortgage
Trust 2006-3

By:........................................
 Name:
 Title:

Our Reference No: External ID: 53137784NOV / Risk ID: 447505458, 4475054860

                                                EXHIBIT A

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.

CREDIT SUISSE INTERNATIONAL

One Cabot Square,           Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

                                               Facsimile Cover Sheet

To:                                 Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as
                                    Trust Administrator on behalf of the Adjustable Rate Mortgage Trust 2006-3

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               31 July 2006

Pages (including cover page):       8

Our Reference No: External ID: 53137784N3 / Risk ID: 447505458, 447505460

Credit Suisse  International  has entered into a transaction  with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you  agree  with the  terms  specified  therein,  please  arrange  for the  Confirmation  to be  signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                               For Equity Derivatives:
Telephone Numbers: (212) 538-9370                         Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                          (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com           Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile is intended  only for the use of the  individual or entity to which it is addressed and may contain  information which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible for delivering the message to the intended  recipient, you are  hereby  notified  that any  dissemination,  distribution  or  copying of this  communication  is  strictly prohibited.  If you have received  this  communication  in error,  please  notify us  immediately  by telephone and return the original message to us by mail. Thank you.

                                                                                         Registered Office as above
                                                   Registered with unlimited liability in England under No. 2500199
                                                       Authorised and Regulated by the Financial Services Authority
                                                                                            VAT No: GB 447 0737 41

                                                                                                       31 July 2006

Wells Fargo Bank, NA
9062 Old Annapolis Road
Columbia, Maryland  21045
Attn:  Diane TenHoopen
Fax:  410-715-2380

External ID: 53137784N3

______________________________________________________________________________

Dear Sirs,

The purpose of this letter  agreement  (this  "Confirmation")  is to confirm the terms and  conditions  of the Swap
Transaction  entered  into  between  us  on  the  Trade  Date  specified  below  (the  "Swap  Transaction").   This
Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this  Confirmation  "CSIN" means Credit Suisse  International and  "Counterparty"  means Wells Fargo Bank, N.A., not in its individual or corporate  capacity but solely as Trust  Administrator  on behalf of the  Adjustable  Rate
Mortgage Trust 2006-3.

1.       The definitions and provisions  contained in the 2000 ISDA Definitions (as published by the  International
         Swaps and Derivatives  Association,  Inc.) are incorporated  into this  Confirmation.  In the event of any inconsistency  between those  definitions and provisions and this  Confirmation,  this  Confirmation  will govern.

         This Confirmation  supplements,  forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 31 July 2006 as amended and supplemented from time to time (the  "Agreement"),  between you and us, and identified  therein  as the "Cap  Agreement."  All  provisions  contained  in the  Agreement  govern  this
         Confirmation except as expressly modified below.

         CSIN and  Counterparty  each  represents  to the other that it has entered into this Swap  Transaction  in reliance upon such tax,  accounting,  regulatory,  legal,  and financial  advice as it deems necessary and not upon any view expressed by the other.

     2.  The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Rate Cap Transaction

                  Notional Amount:                     USD  748,819,985  subject to  amortization as set out in the
                                                       Additional Terms provision of this Confirmation

                  Trade Date:                          19 July 2006

                  Effective Date:                      31 July 2006

                  Termination Date:                    25 July 2011,  subject to adjustment in accordance  with the
                                                       Following Business Day Convention

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        31 July 2006,  subject to adjustment in accordance  with the
                                                       Following Business Day Convention

                  Fixed Amount:                        USD 2,151,000

         Floating Amounts:

                  Floating Rate Payer:                 CSIN

                  Floating Rate
                  Period End Dates:                    The 25th of each month,  commencing  on 25  September  2006, and ending on the Termination  Date,  inclusive,  subject to adjustment  in accordance  with the  Following  Business Day
                                                       Convention

                  Initial Floating Rate Payer
                  Calculation Period:                  From  and  including  25  August  2006 to but  excluding  25
                                                       September  2006,  subject to adjustment  in accordance  with the Following Business Day Convention

                  Floating Rate
                  Payment Dates:                       One  Business  Day prior to each  Floating  Rate  Period End
                                                       Date

                  Cap Rate:                            See the Additional Terms provision of this Confirmation

                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate of        9.829%

                  Designated Maturity:                 1 month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  Actual/360

                  Reset Dates:                         The first day of each Calculation  Period,  commencing on 25
                                                       August 2006

                  Compounding:                         Inapplicable

         Business Days:                                New York

         Calculation Agent:                            CSIN

         Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            Wells Fargo Bank, N.A.
                                                       San Francisco, California
                                                       ABA 121-000-248
                                                       Account Number: 3970771416
                                                       Account Name: Corporate Trust Clearing
                                                       FFC:  50933001,  ARMT  2006-3,  Class  4-A-1 / 4-A-3 / 4-A-4
                                                       Interest Rate Cap Account

For the purpose of facilitating  this  Transaction,  an Affiliate of CSIN,  which is organized in the United States of  America  (the  "Agent"),  has acted as agent  for  CSIN.  The Agent is not a  principal  with  respect  to this
Transaction  and shall have no  responsibility  or  liability  to the parties as a principal  with  respect to this
Transaction.

Credit Suisse  International is authorized and regulated by the Financial  Services  Authority and has entered into this  transaction  as  principal.  The time at which  the  above  transaction  was  executed  will be  notified  to
Counterparty on request.

                                                 ADDITIONAL TERMS

-------------------------------------------------------------------------------------
    Calculation Period up to but            Notional Amount:           Cap Rate:
    excluding the Period End Date*
       scheduled to occur on:
-------------------------------------------------------------------------------------
          25-September-2006                USD 748,819,985.00           6.594%
-------------------------------------------------------------------------------------
           25-October-2006                 USD 732,822,964.00           6.820%
-------------------------------------------------------------------------------------
          25-November-2006                 USD 717,028,674.00           6.594%
-------------------------------------------------------------------------------------
          25-December-2006                 USD 699,796,645.00           6.822%
-------------------------------------------------------------------------------------
           25-January-2007                 USD 684,606,192.00           6.596%
-------------------------------------------------------------------------------------
          25-February-2007                 USD 669,925,069.00           6.596%
-------------------------------------------------------------------------------------
            25-March-2007                  USD 655,910,920.00           7.321%
-------------------------------------------------------------------------------------
            25-April-2007                  USD 641,902,483.00           6.596%
-------------------------------------------------------------------------------------
             25-May-2007                   USD 628,635,902.00           6.821%
-------------------------------------------------------------------------------------
            25-June-2007                   USD 615,408,642.00           6.596%
-------------------------------------------------------------------------------------
            25-July-2007                   USD 602,634,593.00           6.822%
-------------------------------------------------------------------------------------
           25-August-2007                  USD 590,097,943.00           6.596%
-------------------------------------------------------------------------------------
          25-September-2007                USD 577,794,292.00           6.596%
-------------------------------------------------------------------------------------
           25-October-2007                 USD 565,719,323.00           6.821%
-------------------------------------------------------------------------------------
          25-November-2007                 USD 552,386,195.00           6.597%
-------------------------------------------------------------------------------------
          25-December-2007                 USD 540,585,791.00           6.823%
-------------------------------------------------------------------------------------
           25-January-2008                 USD 528,904,311.00           6.597%
-------------------------------------------------------------------------------------
          25-February-2008                 USD 517,739,786.00           6.597%
-------------------------------------------------------------------------------------
            25-March-2008                  USD 497,640,763.00           7.053%
-------------------------------------------------------------------------------------
            25-April-2008                  USD 486,699,318.00           6.586%
-------------------------------------------------------------------------------------
             25-May-2008                   USD 475,132,458.00           6.811%
-------------------------------------------------------------------------------------
            25-June-2008                   USD 464,970,991.00           6.586%
-------------------------------------------------------------------------------------
            25-July-2008                   USD 454,998,442.00           6.811%
-------------------------------------------------------------------------------------
           25-August-2008                  USD 445,211,311.00           6.586%
-------------------------------------------------------------------------------------
          25-September-2008                USD 435,324,249.00           6.586%
-------------------------------------------------------------------------------------
           25-October-2008                 USD 425,902,900.00           6.812%
-------------------------------------------------------------------------------------
          25-November-2008                 USD 416,656,751.00           6.586%
-------------------------------------------------------------------------------------
          25-December-2008                 USD 407,336,815.00           6.812%
-------------------------------------------------------------------------------------
           25-January-2009                 USD 398,161,526.00           6.586%
-------------------------------------------------------------------------------------
          25-February-2009                 USD 388,369,251.00           6.588%
-------------------------------------------------------------------------------------
            25-March-2009                  USD 371,950,488.00           7.303%
-------------------------------------------------------------------------------------
            25-April-2009                  USD 363,294,291.00           6.580%
-------------------------------------------------------------------------------------
             25-May-2009                   USD 353,488,182.00           6.807%
-------------------------------------------------------------------------------------
            25-June-2009                   USD 343,996,315.00           6.582%
-------------------------------------------------------------------------------------
            25-July-2009                   USD 335,730,645.00           6.807%
-------------------------------------------------------------------------------------
           25-August-2009                  USD 327,726,672.00           6.583%
-------------------------------------------------------------------------------------
          25-September-2009                USD 324,577,703.00           6.583%
-------------------------------------------------------------------------------------
           25-October-2009                 USD 318,506,111.00           6.808%
-------------------------------------------------------------------------------------
          25-November-2009                 USD 312,547,507.00           6.582%
-------------------------------------------------------------------------------------
          25-December-2009                 USD 306,699,797.00           6.807%
-------------------------------------------------------------------------------------
           25-January-2010                 USD 300,960,923.00           6.582%
-------------------------------------------------------------------------------------
          25-February-2010                 USD 295,328,866.00           6.582%
-------------------------------------------------------------------------------------
            25-March-2010                  USD 289,801,646.00           7.306%
-------------------------------------------------------------------------------------
            25-April-2010                  USD 284,377,317.00           6.582%
-------------------------------------------------------------------------------------
             25-May-2010                   USD 279,053,971.00           6.807%
-------------------------------------------------------------------------------------
            25-June-2010                   USD 273,829,734.00           6.582%
-------------------------------------------------------------------------------------
            25-July-2010                   USD 268,702,768.00           6.807%
-------------------------------------------------------------------------------------
           25-August-2010                  USD 263,671,268.00           6.582%
-------------------------------------------------------------------------------------
          25-September-2010                USD 258,733,463.00           6.582%
-------------------------------------------------------------------------------------
           25-October-2010                 USD 253,887,614.00           6.807%
-------------------------------------------------------------------------------------
          25-November-2010                 USD 249,132,016.00           6.581%
-------------------------------------------------------------------------------------
          25-December-2010                 USD 244,464,992.00           6.806%
-------------------------------------------------------------------------------------
           25-January-2011                 USD 239,884,901.00           6.581%
-------------------------------------------------------------------------------------
          25-February-2011                 USD 232,684,165.00           6.582%
-------------------------------------------------------------------------------------
            25-March-2011                  USD 218,689,857.00           7.315%
-------------------------------------------------------------------------------------
            25-April-2011                  USD 213,966,879.00           6.591%
-------------------------------------------------------------------------------------
             25-May-2011                   USD 203,834,208.00           6.805%
-------------------------------------------------------------------------------------
            25-June-2011                   USD 178,922,032.00           6.560%
-------------------------------------------------------------------------------------
            25-July-2011                   USD 60,304,862.00            7.406%
-------------------------------------------------------------------------------------

* Subject to adjustment in accordance with the Following Business Day Convention.

Please  confirm that the  foregoing  correctly  sets forth the terms of our agreement by executing the copy of this
Confirmation enclosed for that purpose and returning it to us.

                                                        Yours faithfully,

                                                        Credit Suisse International

                                                         By:_____________________________
                                                            Name:
                                                            Title:

Confirmed as of the date first written above:

Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Trust Administrator on behalf of the Adjustable Rate Mortgage
Trust 2006-3

By:________________________________
     Name:
     Title:

Our Reference No: External ID:  53137784N3 / Risk ID: 447505458, 44750560

                                                                                                          Schedule to the Cap Agreement

                                                               Schedule
                                                                to the
                                                           Master Agreement

                                                       dated as of July 31, 2006

                                                                between

               Credit Suisse International,                       and           Wells Fargo Bank, N.A., not in its individual or
            an unlimited company incorporated                                 corporate capacity but solely as Trust Administrator
           under the laws of England and Wales                                  on behalf of the Adjustable Rate Mortgage Trust
                       ("Party A")                                                                 2006-3
                                                                                                 ("Party B")

                                                                Part 1
                                                        Termination Provisions

In this Agreement:

(a)      Specified Entity.  "Specified Entity" shall have no meaning in relation to Party A or Party B.

(b)      Specified Transaction.  Specified Transaction will have the meaning specified in Section 14.

(c)      Certain Events of Default.  The following  Events of Default will apply to the parties as specified  below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(i) (Failure To Pay or Deliver) will apply to Party A and will apply to Party B.
         Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will apply to Party B.
         Section 5(a)(iii) (Credit Support Default) will not apply to Party A or Party B.
         Section 5(a)(iv) (Misrepresentation) will apply to Party A and will apply to Party B.
         Section 5(a)(v) (Default Under Specified Transaction) will not apply to Party A or Party B.
         Section 5(a)(vi) (Cross Default) will not apply to Party A and will not apply to Party B.
         Section 5(a)(vii) (Bankruptcy) will apply to Party A and will apply to Party B.
         Section 5(a)(viii) (Merger Without Assumption) will apply to Party A and will apply to Party B.

(d)      Termination  Events. The "Illegality"  provision of Section 5(b)(i),  the "Tax Event" provision of Section 5(b)(ii),  the "Tax
Event Upon Merger"  provision of Section  5(b)(iii) and the "Credit Event Upon Merger" provision of Section 5(b)(iv) will apply to both
Party A and Party B.

(e)      Automatic Early Termination.  The "Automatic Early  Termination"  provision of Section 6(a) will not apply to Party A or Party B.

(f)      Payments on Early Termination.  For the purpose of Section 6(e), the Second Method and Market Quotation will apply.

(g)      Termination Currency.  "Termination Currency" means United States Dollars.

(h)      Additional Termination Event.

         Each of the following shall be an Additional Termination Event with respect to Party B as the sole Affected Party:

         (1)      Termination of Trust.  The  termination of the  obligations  and  responsibilities  of the parties to the Pooling and
         Servicing Agreement pursuant to Section [?] of the Pooling and Servicing Agreement.

         (2)      Amendment of Pooling and Servicing Agreement.  Party B shall fail to comply with Part 5(h) of this Schedule.

         (3)      Counterparty  Rating  Agency  Downgrade.  If Party A no longer has a  long-term  credit  rating of at least A (or its equivalent)  from at least one of the Rating  Agencies  rating the  Adjustable  Rate  Mortgage  Trust  2006-3,  Series  2006-3
         Adjustable Rate  Mortgage-Backed  Pass Through  Certificates (the  "Certificates") (a "Counterparty Rating Agency Downgrade"),
         provided  that  none of the  following  events  shall  occur:  Party A shall,  no  later  than  the  30th  day  following  the
         Counterparty  Rating  Agency  Downgrade,  either  (1)  obtain a  substitute  Counterparty  that is a bank or  other  financial institution  that has a long-term  credit rating of at least A (or its  equivalent)  from at least one of the Rating  Agencies rating the  Certificates  (the  "Counterparty  Rating  Requirement"),  (2) obtain a guaranty of or a  contingent  agreement of another person that meets the Counterparty  Rating Requirement to honor Party A's obligations  hereunder,  (3) post collateral under the Credit  Support  Annex  attached  hereto and made a part hereof,  or (4) restore its  long-term  credit rating to at least A (or its equivalent) from at least one of the Rating Agencies rating the  Certificates.  As used herein:  (i) "Moody's"
         means Moody's Investors Service,  Inc., or any successor nationally  recognized  statistical rating  organization,  (ii) "S&P"
         means  Standard & Poor's  Ratings  Services,  a division  of The  McGraw-Hill  Companies,  Inc.  or any  successor  nationally recognized statistical rating organization, and (iii) "Rating Agency" means Moody's or S&P.

                                                     Part 2
                                               Tax Representations

(a)      Payer Tax Representations.  For the purpose of Section 3(e), Party A and Party B each makes the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant  governmental revenue authority,  of any
         Relevant  Jurisdiction  to make any  deduction  or  withholding  for or on account  of any Tax from any  payment  (other  than interest  under  Section  2(e),  6(d)(ii) or 6(e)) to be made by it to the other party  under this  Agreement.  In making this representation, it may rely on:

         (i)      the accuracy of any representation made by the other party pursuant to Section 3(f);

         (ii)     the  satisfaction  of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

         (iii)    the satisfaction of the agreement of the other party contained in Section 4(d);

         provided that it shall not be a breach of this  representation  where  reliance is placed on clause (ii),  and the other party does not  deliver a form or document  under  Section  4(a)(iii)  by reason of material  prejudice  to its legal or  commercial position.

(b)      Payee Tax Representations.  For the purpose of Section 3(f),

         (i)      Party A makes the following representation to Party B:

                  (A)      Party A is entering into each  Transaction in the ordinary  course of its trade as, and is, a recognized UK bank as defined in
                           Section 840A of the UK Income and Corporation Taxes Act of 1988.

                  (B)      Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

                  (C)      Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

                  (D)      Party A is a partnership  that agrees to comply with any  withholding  obligation  under Section 1446 of the Internal  Revenue
                           Code.

         (ii)     Party B makes no Payee Tax Representations.

                                                                Part 3
                                                    Agreement to Deliver Documents

Each party agrees to deliver the following documents as applicable:

(a)      For the purpose of Section 4(a)(i), tax forms, documents or certificates to be delivered are:

Party required to           Form/Document/            Date by which to be
deliver document            Certificate               delivered

Party A                     U.S. Internal             (i) Before the
                            Revenue Service           first Payment Date
                            Form W-8IMY or any        under this
                            successor forms           Agreement, such
                            thereto                   form to be updated
                                                      at the beginning of
                                                      each succeeding
                                                      three-calendar-year
                                                      period after the
                                                      first payment date
                                                      under this
                                                      Agreement, (ii)
                                                      promptly upon
                                                      reasonable demand
                                                      by Party B, and
                                                      (iii) promptly upon
                                                      learning that any
                                                      such Form
                                                      previously provided
                                                      by Party A has
                                                      become obsolete or
                                                      incorrect.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to           Form/Document/            Date by which to be      Covered by Section
deliver document            Certificate               delivered                3(d) Representation

Party A and                 Evidence reasonably       Upon execution this      Yes
Party B                     satisfactory to the       Agreement and, if
                            other party as to         requested, upon
                            the names, true           execution of any
                            signatures and            Confirmation
                            authority of the
                            officers or
                            officials signing
                            this Agreement or
                            any Confirmation on
                            its behalf

Party A                     A copy of the             Upon request, as         Yes
                            annual report for         soon as publicly
                            such party                available
                            containing audited
                            or certified
                            financial
                            statements for the
                            most recently ended
                            financial year

Party A                     An opinion of             Upon execution of        No
                            counsel to such           this Agreement
                            party reasonably
                            satisfactory in
                            form and substance
                            to the other party
                            covering the
                            enforceability of
                            this Agreement
                            against such party

Party B                     All opinions of           Upon execution of        No
                            counsel to Party B        this Agreement
                            and counsel to the
                            Servicer, delivered
                            as of the Closing
                            Date

Party B                     Executed copies of        Upon execution of        No
                            the Pooling and           this Agreement.
                            Servicing Agreement
                            and such other
                            documents as
                            requested by Party
                            A.
Party B                     Monthly Statements,       At such times as         Yes
                            as set forth in           such Monthly
                            Section 4.05 of the       Statements are
                            Pooling and               required to be
                            Servicing Agreement       delivered to the
                                                      Trustee pursuant to
                                                      the Pooling  and
                                                      Servicing Agreement
Party B                     Such other                Upon request             No
                            information in
                            connection with the
                            Certificates or the
                            Pooling and
                            Servicing Agreement
                            in the possession
                            of Party B as Party
                            A may reasonably
                            request.

Party B                     Any and all               Each (i) the date        No
                            proposed and              of distribution to
                            executed amendments       the Certificates or
                            to the Pooling and        (ii) the date of
                            Servicing Agreement.      execution by Party
                                                      B, as applicable.

                                                                Part 4
                                                             Miscellaneous

(a) Addresses for Notices.  For the purpose of Section 12(a):

Notwithstanding  Section  12 (a) of the  Agreement,  all  notices,  including  those to be given  under  Section 5 or  Section 6 of the
Agreement, may be given by facsimile transmission or electronic messaging system.

(i) (1)  Address for notices or communications to Party A:

         Address:    One Cabot Square          Attention:       (1)   Head of Credit Risk Management;
                     London E14 4QJ                             (2)   Global Head of OTC Operations,
                                                                      Operations Department;
                                                                (3)   General Counsel Europe -
                                                                      Legal and Compliance Department

         Telex No.:  264521                    Answerback:             CSIN G

    (2)  For the purpose of facsimile notices or communications under this Agreement:

         Facsimile No.:    +44 (0) 207 888 2686
         Attention:        General Counsel Europe - Legal and Compliance Department

         Telephone number for oral confirmation of receipt of facsimile in legible form:  +44 (0) 207 888 4465
         Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

         With a copy to:

         Facsimile No. +44 (0) 207 888 3715
         Head of Credit Risk Management

         With a copy to:

         Facsimile No. +44 (0) 207 888 9503
         Global Head of OTC Operations, Operations Department.

(ii)              Address for notices or communications to Party B:

        Address:                Wells Fargo Bank, N.A., as Trust      Attention:         Diane TenHoopen
                                Administrator for Adjustable
                                Rate Mortgage Trust 2006-3
                                9062 Old Annapolis Road
                                Columbia, Maryland 21045

        Telephone No.:          (410) 884-2200                        Facsimile No.:     (410) 715-2380

        (For all purposes.)

        With copies to:

        Address:                Credit Suisse Securities (USA) LLC    Attention:          Peter Sack
                                11 Madison Avenue
                                New York, N.Y.  10010

        Telephone No.:          (212) 325-7892                        Facsimile No.:      (212) 742-5181

 (b)     Process Agent.  For the purpose of Section 13(c):

         Party A appoints as its Process  Agent:  Credit  Suisse  Securities  (USA) LLC,  Eleven  Madison  Avenue,  New York,  NY 10010
         (Attention: General Counsel, Legal and Compliance Department).

         Party B appoints as its Process Agent: Not Applicable.

(c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party. For the purpose of Section 10(c):

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      Calculation Agent.  The Calculation Agent is Party A.

(f)      Credit Support Document.  Details of any Credit Support Document:

         (i)      With respect to Party B, the pooling and  servicing  agreement  dated as of July 1, 2006,  among Credit  Suisse First
         Boston Mortgage Securities Corp., as depositor,  DLJ Mortgage Capital,  Inc., as seller,  Wells Fargo Bank, N.A., as servicer, master  servicer,  trust  administrator,  paying agent,  certificate  registrar and  authentication  agent,  Select  Portfolio
         Servicing,  Inc.,  as special  servicer,  and Party B, as trustee,  as amended from time to time (the  "Pooling and  Servicing
         Agreement").

         (ii)     With respect to Party A:  Not Applicable.

(g)      Credit Support Provider.

         Credit Support Provider means in relation to Party A: Not applicable.

         Credit Support Provider means in relation to Party B: Not applicable.

(h)      Governing Law. This Agreement and, to the fullest extent  permitted by applicable  law, all matters arising out of or relating in any way to this  Agreement,  will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(i)      Netting of Payments.  Section 2(c)(ii) of this Agreement will not apply to the Transactions.

(j)      Affiliate.  Affiliate  will have the  meaning  specified  in  Section  14,  provided  that  Party B shall be deemed to have no
         Affiliates.

                                                                Part 5
                                                           Other Provisions

(a)      Definitions.  Unless  otherwise  specified in a  Confirmation,  this  Agreement and each  Transaction  between the parties are subject  to the 2000  ISDA  Definitions  as  published  by the  International  Swaps  and  Derivatives  Association,  Inc.  (the  "2000
Definitions"),  and will be governed in all relevant  respects by the provisions set forth in the 2000  Definitions,  without regard to any amendment to the 2000  Definitions  subsequent to the date hereof.  The  provisions of the 2000  Definitions  are  incorporated  by reference in and shall be deemed a part of this  Agreement,  except that  references in the 2000  Definitions  to a "Swap  Transaction"
shall be deemed references to a "Transaction" for purposes of this Agreement.

(b)      Independent  Reliance.  The parties agree to amend Section 3 of this  Agreement by the addition of the following  provision at the end thereof and marked as subsection (g).

         "(g)     Independent  Reliance.  Party A is entering into this Agreement and will enter into each Transaction in reliance upon such tax, accounting,  regulatory,  legal, and financial advice as it deems necessary and not upon any view expressed by the other party.  Party B is entering into this  Agreement and will enter into each  Transaction  in reliance upon the direction of the Depositor and not upon any view expressed by the other party."

(c)      Change of  Account.  Section  2(b) of this  Agreement  is hereby  amended  by the  addition  of the  following  after the word
"delivery" in the first line thereof:

         "to another account in the same legal and tax jurisdiction as the original account"

(d)      Escrow  Payments.  If  (whether  by reason of the time  difference  between  the  cities in which  payments  are to be made or otherwise)  it is not possible  for  simultaneous  payments to be made on any date on which both parties are required to make  payments hereunder,  either party may at its option and in its sole discretion  notify the other party that payments on that date are to be made in escrow.  In this case  deposit of the  payment  due  earlier on that date shall be made by 2.00 pm (local  time at the place for the earlier payment) on that date with an escrow agent selected by the notifying  party,  accompanied by irrevocable  payment  instructions
(i) to release the  deposited  payment to the  intended  recipient  upon  receipt by the escrow  agent of the  required  deposit of the corresponding  payment from the other party on the same date  accompanied by  irrevocable  payment  instructions  to the same effect or
(ii) if the required deposit of the  corresponding  payment is not made on that same date, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(e)      Recording of  Conversations.  Each party to this  Agreement  acknowledges  and agrees to the tape  recording of  conversations between  the  parties  to this  Agreement  whether  by one or other or both of the  parties  and each  party  hereby  consents  to such recordings being used as evidence in Proceedings.

(f)      Waiver of Right to Trial by Jury.  Each party waives,  to the fullest  extent  permitted by  applicable  law, any right it may have to a trial by jury in respect of any suit, action or proceeding  relating to this Agreement or any Credit Support  Document.  Each party (i)  certifies  that no  representative,  agent or attorney of the other party or any Credit  Support  Provider has  represented, expressly  or  otherwise,  that such other  party  would not,  in the event of such a suit  action or  proceeding,  seek to enforce the foregoing waiver and (ii)  acknowledges  that it and the other party have been induced to enter into this Agreement and provide for any
Credit Support Document, as applicable by, among other things, the mutual waivers and certifications in this Section.

(g)      Pooling and Servicing Agreement.

         (1)      Capitalized  terms used in this  Agreement  that are not defined  herein and are defined in the Pooling and Servicing
         Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

         (2)      Notwithstanding  any other provision of this Agreement,  Party A may not, prior to the date which is one year and one day, or if longer the applicable  preference period then in effect,  after the payment in full of all Certificates,  institute against, or join any other Person in instituting against, the Trust any bankruptcy,  reorganization,  arrangement, insolvency, moratorium or liquidation  proceedings,  or other  proceedings  under Federal,  State, or bankruptcy or similar laws.  Nothing shall preclude,  or be deemed to stop,  Party A (i) from taking any action prior to the expiration of the  aforementioned  one year and one day  period,  or if longer  the  applicable  preference  period  then in  effect,  in (A) any case or  proceeding voluntarily  filed or  commenced  by the Trust or (B) any  involuntary  insolvency  proceeding  filed or commenced by a Person other than  Party A, or (ii) from  commencing  against  the Trust or any of the  Collateral  any legal  action  which is not a bankruptcy,  reorganization,  arrangement,  insolvency,  moratorium,  liquidation  or  similar  proceeding.  Party  A  further acknowledges  that Party B's  obligations  hereunder shall be solely the obligations of the Trust and that recourse in respect of any  obligations  of Party B hereunder  will be limited to assets of the Trust as applied in  accordance  with the terms of the Pooling and Servicing  Agreement  and, on exhaustion  thereof,  all claims  against Party B arising from this Agreement or contemplated hereby shall be extinguished.

         (3)      Party B will provide at least 30 days' prior written notice to Party A of any proposed  amendment or  modification to the Pooling and Servicing Agreement.

(h)      Amendment of the Pooling and Servicing  Agreement.  Party B will not,  without the prior  written  consent of Party A, consent to any amendment,  supplement or other modification of the Pooling and Servicing Agreement,  in each case as solely determined by Party
A, in a manner  that would (i)  adversely  affect the  ability of Party B to  perform,  timely and fully,  its  obligations  under this
Agreement,  (ii) affect or change the rights of Party A or the benefits  accorded to Party A under the Pooling and Servicing  Agreement or this  Agreement,  (iii)  affect or change the  obligations  of Party A under this  Agreement  or (iv) modify the meaning of any term used  herein and  defined in the  Pooling  and  Servicing  Agreement  or any  component  thereof.  Any such  amendment,  supplement  or modification without such consent of Party A shall not be binding on Party A.

(i)      Transfer.  Section 7 is hereby amended to read in its entirety as follows:

Except as stated under  Section  6(b)(ii),  in this Section 7, and Part 5(h) of the Schedule,  and except for the  assignment by way of security  in favor of the Party B under the  Pooling and  Servicing  Agreement,  neither  Party A nor Party B is  permitted  to assign, novate or transfer  (whether by way of security or otherwise) as a whole or in part any of its rights,  obligations or interests  under this Agreement or any Transaction without the prior written consent of the other party;  provided,  however,  that (i) Party A may make such a transfer  of this  Agreement  pursuant  to a  consolidation  or  amalgamation  with,  or merger  with or into,  or  transfer  of substantially all of its assets to, another entity, or an incorporation,  reincorporation or reconstitution,  and (ii) with the written consent of Party B, Party A may transfer this Agreement to any Person,  including,  without  limitation,  another of Party A's offices, branches or affiliates (any such Person,  office,  branch or affiliate,  a  "Transferee");  provided that, with respect to clause (ii),
(A) as of the date of such  transfer  the  Transferee  will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional  amounts  pursuant to Section  2(d)(i)(4) of this  Agreement in respect of such Tax (B) a Termination  Event or Event of Default does not occur under this  Agreement as a result of such  transfer;  (C) such notice is  accompanied  by a written  instrument  pursuant to which the  Transferee  acquires and assumes the rights  and  obligations  of Party A so  transferred;  and (D)  Party A will be  responsible  for any  costs or  expenses  incurred  in connection  with  such  transfer.  Party B will  execute  such  documentation  as is  reasonably  deemed  necessary  by Party A for the effectuation of any such transfer.

Except as  specified  otherwise  in the  documentation  evidencing  a transfer,  a transfer of all the  obligations  of Party A made in compliance  with this Section 7 will  constitute  an  acceptance  and  assumption  of such  obligations  (and any related  interests so transferred)  by the  Transferee,  a novation of the transferee in place of Party A with respect to such  obligations  (and any related interests so  transferred),  and a release and discharge by Party B of Party A from,  and an agreement by Party B not to make any claim for payment,  liability,  or otherwise  against  Party A with respect to, such  obligations  from and after the  effective  date of the transfer.

In addition,  Party A may transfer this Agreement without the prior consent of the Trustee,  on behalf of Party B, to an affiliate that satisfies  the  Counterparty  Rating  Requirement  or that has furnished a guarantee of the  obligations  under this  Agreement  from a guarantor that that satisfies the Counterparty Rating Requirement.

(j)      Notice of Certain  Events or  Circumstances.  Each party agrees,  upon learning of the occurrence or existence of any event or condition  that  constitutes  (or that with the giving of notice or passage  of time or both would  constitute)  an Event of Default or
Termination  Event with  respect to such  party,  promptly to give the other party  notice of such event or  condition  (or, in lieu of giving  notice of such event or  condition  in the case of an event or  condition  that with the giving of notice or passage of time or both would  constitute an Event of Default or  Termination  Event with respect to the party,  to cause such event or condition to cease to exist  before  becoming  an Event of  Default or  Termination  Event);  provided  that  failure  to provide  notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.

(k)      Regarding  Party A. Party B  acknowledges  and agrees that Party A has had and will have no  involvement  in and,  accordingly
Party A accepts no responsibility  for: (i) the establishment,  structure,  or choice of assets of the Trust; (ii) the selection of any person performing  services for or acting on behalf of Party B or the Trust;  (iii) the selection of Party A as the Counterparty;  (iv)
the terms of the  Certificates;  (v) the  preparation of or passing on the disclosure and other  information  contained in any offering circular  for the  Certificates,  the Pooling and  Servicing  Agreement,  or any other  agreements  or  documents  used by any party in connection with the marketing and sale of the Certificates;  (vi) the ongoing  operations and  administration  of the Trust,  including the furnishing of any  information to Party B which is not  specifically  required under this  Agreement;  or (vii) any other aspect of the Trust's existence.

(l)      Commodity  Exchange  Act.  Each party  represents  to the other party on and as of the date hereof and on each date on which a
Transaction is entered into among them that:

        (i)      such party is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act (the "CEA");

        (ii)      neither this  Agreement nor any  Transaction  has been  executed or traded on a "trading  facility" as such term is defined in the CEA; and

        (iii)     such party is entering  into each  Transaction  in  connection  with its  business or a line of business and the terms of this
                  Agreement and each Transaction have been individually tailored and negotiated.

(m)      Trust  Administrator  Capacity.  It is  expressly  understood  and agreed by the  parties  hereto that (i) this  Agreement  is executed and delivered by Wells Fargo Bank,  N.A., not in its  individual or corporate  capacity but solely as Trust  Administrator  on behalf of the Trust created under the Pooling and Servicing  Agreement in respect of the Adjustable Rate Mortgage Trust 2006-3,  in the
exercise  of the  powers and  authority  conferred  upon and vested in it  thereunder,  (ii) each of the  representations,  warranties, covenants,  undertakings  and  agreements  herein  made on the part of  Party B has not  been  made or  intended  as a  representation, warranty,  covenant,  undertaking  or agreement by Wells Fargo Bank,  N.A., in its  individual or corporate  capacity,  but is made and intended for the purpose of binding only the assets of the Trust  available  therefor in  accordance  with the terms of the Pooling and
Servicing  Agreement,  (iii) nothing herein  contained  shall be construed as creating any liability on Wells Fargo Bank,  N.A., in its individual or corporate  capacity,  to perform any covenant either expressed or implied contained herein,  all such liability,  if any, being  expressly  waived by the parties  hereto and by any Person  claiming by,  through or under the parties  hereto and (iv) under no circumstances shall Wells Fargo Bank, N.A., in its individual or corporate  capacity,  be liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by Party B under this  Agreement or any other related  document,  as to all of which  recourse shall be had solely to the assets of the
Trust in accordance with the terms of the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized representatives as of the date of the Agreement.

               CREDIT SUISSE INTERNATIONAL                     WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL OR
                                                           CORPORATE CAPACITY BUT SOLELY AS TRUST ADMINISTRATOR ON
                                                             BEHALF OF THE ADJUSTABLE RATE MORTGAGE TRUST 2006-3

By:__________________________________________                   By:___________________________________________
   Name:                                                           Name:
   Title:                                                          Title:

By:_________________________________________
   Name:
   Title:

                                                                                     CSA to the Cap Agreement

                                              Elections and Variables
                                         to the ISDA Credit Support Annex
                                             dated as of July 31, 2006
                                                      between

           Credit Suisse International,                and       Wells Fargo Bank, N.A., not in its individual or
         an unlimited company incorporated                     corporate capacity but solely as Trust Administrator
        under the laws of England and Wales                       on behalf of the Adjustable Rate Mortgage Trust
                    ("Party A")                                                       2006-3
                                                                                    ("Party B")

Paragraph 13.

(a)      Security Interest for "Obligations".

         The term "Obligations" as used in this Annex includes the following additional obligations:

         With respect to Party A:   None.

         With respect to Party B:   None.

(b)      Credit Support Obligations.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A)  "Delivery Amount" has the meaning specified in Paragraph 3(a).

                  (B)  "Return Amount" has the meaning specified in Paragraph 3(b).

                  (C)  "Credit Support Amount" has the meaning specified in Paragraph 3.

         (ii)     Eligible  Collateral.  On any date,  the  following  items will qualify as "Eligible  Collateral"
         for each party:

                                                                                                         Valuation
                                                                                                        Percentage

                 (A)       Cash                                                                            100%

                 (B)       negotiable  debt  obligations  issued  after 18 July 1984 by                    100%
                           the U.S. Treasury  Department having a residual on such date of less than 1 year

                 (C)       negotiable  debt  obligations  issued  after 18 July 1984 by                     97%
                           the U.S.  Treasury  Department having a residual maturity on such date  equal to or  greater  than 1 year but less than 5 years

                 (D)       negotiable  debt  obligations  issued  after 18 July 1984 by                     95%
                           the U.S.  Treasury  Department having a residual maturity on such date equal to or greater  than 5 years but less than 10 years

                 (E)       (1) Agency  Securities  having a remaining  stated maturity of                    97%
                           up to ten years from the Valuation Date.  "Agency  Securities"
                           means  unsecured,  unsubordinated  negotiable debt obligations issued  by the  Federal  National  Mortgage  Association,  the
                           Government  National  Mortgage  Association,  the Federal Home
                           Loan  Mortgage  Corporation,  or the Federal  Home Loan Banks,
                           but excluding Interest-only and principal-only securities.

                           (2) Agency  Securities  having a remaining  stated maturity of greater than ten years,  but not more than 30 years,  from the
                           Valuation Date.

                                                                                                             96%
                 (F)       In respect of a party,  such other assets as the other party    Such percentage as shall,  from time to
                           may from time to time  specify in writing as  qualifying  as    time,  be  specified by the other party
                           Eligible  Collateral for the purpose of this Annex (provided    as    applying    to   such    Eligible
                           that any such  assets  shall  cease to qualify  as  Eligible    Collateral.
                           Collateral  if such other party  subsequently  specifies  in writing  that  they  shall no  longer  qualify  as  Eligible
                           Collateral).  For the  avoidance of doubt there are no other assets  which,  as of the  date of this  Annex,  qualify  as
                           Eligible Collateral for either party.

                  (iii)    Other Eligible  Support.  With respect to a party,  such Other  Eligible  Support as the other party may from time to time specify in writing as  qualifying as "Other  Eligible  Support"
                  and for the  avoidance of doubt there are no items which  qualify as Other  Eligible  Support for either party as of the date of this Annex.

                  (iv)     Thresholds.

                          (A)      "Independent Amount" means with respect to Party A and Party B: Zero.

                          (B)      "Threshold"  means with respect to Party A: Infinity;  provided,  if Party  A's  long-term  credit  rating falls below A (or its  equivalent)  from all three of the Rating  Agencies  (as defined in the  Schedule),  then the Threshold with respect to Party A shall be zero.

                                    "Threshold" means with respect to Party B:    Infinity

                           (C)      "Minimum Transfer Amount" means with respect to Party A:$250,000.

                                    "Minimum Transfer Amount" means with respect to Party B:$250,000.

                           (D)      Rounding.  The  Delivery  Amount and the Return  Amount  will be rounded up and down  respectively  to the nearest integral multiple of $10,000.

(c)               Valuation and Timing.

                  (i)      "Valuation  Agent"  means,  for  purposes of  Paragraphs  3 and 5, the party  making the demand under  Paragraph 3; for the purposes of Paragraph  4(d)(ii),  the Secured Party  receiving the Substitute  Credit Support;  and, for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the  Distributions  or the Interest  Amount,  as  applicable  provided  that where there has occurred and is  continuing  an Event of Default,  Potential  Event of Default or
                  Specified  Condition  in respect of such  party it shall not be a  Valuation  Agent and the other party shall be the Valuation Agent.

                  (ii)     "Valuation  Date"  means the first day of each  calendar  week that is a Local  Business
                  Day which,  if treated as a Valuation  Date,  would result in a Delivery Amount or Return Amount;
                  or such other Local  Business Day that either  party may elect to  designate a Valuation  Date by notice to the Valuation Agent.

                  (iii)    "Valuation  Time" means the close of business in the city of the Valuation  Agent on the
                  Local Business Day before the Valuation  Date or date of  calculation,  as  applicable,  provided that the  calculations  of Value and Exposure will be made as of  approximately  the same time on the same date.

                  (iv)     "Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)               Conditions Precedent and Secured Party's Rights and Remedies.

                  (i)      Subject to  Paragraphs  13(d)(ii)  and  13(d)(iii),  for the  purposes of this Annex the following  events will each be a "Specified  Condition" for the party specified (that party being the Affected Party if the event occurs with respect to that party):

                                                                                            Party A    Party B

                           - Illegality                                                        X          X

                           - Credit Event Upon Merger                                          X          X

                           - Additional Termination Event(s):
                             An event which,  with the giving of notice or the passage of      X          X
                             time,  or  both,   would  constitute  one  or  more  of  the
                             foregoing events

                  (ii)     For the purposes of  sub-Paragraphs  4(a)(ii),  8(a)(2) and 8(b),  the words  "Specified
                  Condition" shall be deleted and the words "Termination  Event" shall be substituted  therefor and provided  further that for the purposes of Paragraph  8(b) the words "or been  designated"  shall be deleted in their entirety;

                  (iii)    For the  purposes of  sub-Paragraph  8(a)(1) the words  "Specified  Condition"  shall be deleted in their entirety.

(e)      Substitution.

         (i)      "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).
         (ii)     Consent.  The  Pledgor  must  obtain  the  Secured  Party's  prior  consent  to any  substitution pursuant  to  Paragraph  4(d) and  shall  give to the  Secured  Party not less than two (2) Local
                  Business  Days  notice  thereof  specifying  the  items of Posted  Credit  Support  intended  for substitution.

         (iii)    Return  Procedure.  In  Paragraph  4(d)(ii)  the words  "not later  than the Local  Business  Day following" shall be deleted and replaced with the words "as soon as practical after".

(f)      Dispute Resolution.

         (i)      "Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii)     Value.  For the  purpose of  Paragraphs  5(i)(C)  and 5(ii),  on any date,  the Value of Eligible
         Collateral and Posted Collateral will be calculated as follows:

                  (A)      with respect to any Cash; the amount thereof;

                  (B)      with respect to any Eligible  Collateral  comprising  securities;  the sum of (a)(x) the last  mid-market  price on such date for such  securities  on the principal  national  securities exchange on which such securities are listed,  multiplied by the applicable  Valuation Percentage or (y)  where  any  such  securities  are not  listed  on a  national  securities  exchange,  the mid-market  price for such  securities  quoted as at the  close of  business  on such date by any principal  market maker for such  securities  chosen by the  Valuation  Agent,  multiplied by the applicable  Valuation  Percentage  or (z) if no such bid price is listed or quoted for such date, the last  mid-market  price  listed or quoted (as the case may be), as of the day next  preceding such  date  on  which  such  prices  were  available;  multiplied  by  the  applicable  Valuation
                  Percentage;  plus (b) the  accrued  interest on such  securities  (except to the extent that such interest  shall have been paid to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date; and

                  (C)      with  respect  to any  Eligible  Collateral  other  than Cash and  securities;  the fair market value of such Eligible  Collateral on such date,  as determined in any  reasonable  manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

         (iii)    Alternative.  The  provisions  of  Paragraph 5 will apply  provided  that the  obligation  of the appropriate  party to deliver  the  undisputed  amount to the other party will not arise prior to the time that would  otherwise have applied to the Transfer  pursuant to, or deemed made,  under  Paragraph 3 if no dispute had arisen.

(g)      Holding and Using Posted Collateral.

         (i)      Eligibility to Hold Posted Collateral; Custodians:

                  Party A: Not applicable

                  Party B or its Custodian will be entitled to hold Posted  Collateral  pursuant to Paragraph 6(b);
                  provided that

                           (1)      whichever of Party B or its Custodian that is holding Posted Collateral,  shall at all times  have a long  term debt or  deposit  rating of at least A from  Standard  &
                           Poor's Ratings  Services,  a division of  McGraw-Hill  Inc. and at least A2 from Moody's
                           Investors  Service,  Inc.  (or their  respective  successors)  and have net  capital  in excess of US$500 million;

                           (2)      the  Custodian  for Party B shall  first be approved by Party A and shall be an account holder in the U.S. Federal Reserve System; and

                           (3)      Party B is not a Defaulting Party.

         (ii)     Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B.
         Therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii).

(h)      Distributions and Interest Amount.

         (i)      Interest  Rate. The "Interest  Rate" will be, the effective rate for Federal Funds,  as published on Telerate  Page 118,  provided  that if, for any reason,  Telerate  Page 118 should be  unavailable  the
         Interest Rate shall be such rate as the Secured Party shall reasonably determine.

         (ii)     Transfer of Interest  Amount.  The  Transfer  of the  Interest  Amount will be made on the second
         Local Business Day following the end of each calendar  month,  to the extent that a Delivery  Amount would not be created or increased by that transfer in which event such  Interest  Amount will be retained by the
         Secured  Party,  and on any Local  Business  Day on which  all  Posted  Collateral  in the form of Cash is
         Transferred to the Pledgor pursuant to Paragraph 3(b).

         (iii)    Alternative  to Interest  Amount.  The  provisions  of Paragraph  6(d)(ii) will apply and for the purposes  of  calculating  the  Interest  Amount the  amount of  interest  calculated  for each day of the
         Interest Period shall be compounded daily.

(i)      Additional Representation(s).  There are no additional representations by either party.

(j)      Other Eligible Support and Other Posted Support.

         (i)      "Value" with respect to Other  Eligible  Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

         (ii)     "Transfer"  with  respect to Other  Eligible  Support and Other  Posted  Support  shall have such meaning as the parties shall agree in writing from time to time.

(k)      Demands and Notices.  All demands,  specifications  and notices  under this Annex will be made pursuant to the Addresses for Notices Section of this Agreement, save that any demand, specification or notice:

         (i)      shall be given to or made at the following addresses:

         If to Party A:

                  Address: One Cabot Square
                           London E14 4QJ
                           England.

                  Telephone:        44 20 7883 5324
                  Facsimile:        44 20 7883 7987
                  Attention:        Collateral Management Unit

         or at such other  address  as the  relevant  party may from time to time  designate  by giving  notice (in accordance with the terms of this paragraph) to the other party;

         (ii)     shall (unless  otherwise  stated in this Annex) be deemed to be effective at the time such notice is actually  received  unless such notice is received on a day which is not a Local  Business Day or after the  Notification  Time on any  Local  Business  Day in which  event  such  notice  shall be  deemed to be effective on the next succeeding Local Business Day.

(l)      Address for Transfers.

         Party A:  To be notified to Party B by Party A at the time of the request for the Transfer.

         Party B:
                           Wells Fargo Bank, NA
                           San Francisco, CA
                           ABA 121-000-248
                           Account Number:  3970771416
                           Ref: Adjustable Rate Mortage Trust 2006-3
                           FFC: 50933001, ARMT 2006-3, Class 4-A-1/4-A-3/4-A-4 Interest Rate
                           Cap Account
                           FFC: 50933002, ARMT 2006-3, Class 4-A-2 Interest Rate Cap Account
                           FFC: 50933003, ARMT 2006-3, Class 4-M/4-B Interest Rate Cap  Account

(m)      Other Provisions.

         (i)      Additional Definitions.  As used in this Annex:

                           "Equivalent  Collateral"  means,  with  respect  to  any  security  constituting  Posted
                  Collateral,  a security of the same issuer and, as  applicable,  representing  or having the same class,  series,  maturity,  interest rate,  principal amount or liquidation  value and such other provisions as are necessary for that  security and the security  constituting  Posted  Collateral to be treated as equivalent in the market for such securities;

                  "Local  Business  Day"  means:  (i) any day on which  commercial  banks  are  open  for  business
                  (including  dealings in foreign  exchange and foreign currency  deposits) in London,  and (ii) in relation  to a Transfer  of  Eligible  Collateral,  a day on which the  clearance  system  agreed between  the  parties  for the  delivery  of  Eligible  Collateral  is open  for  acceptance  and execution  of  settlement  instructions  (or in the case of a Transfer of Cash or other  Eligible
                  Collateral for which delivery is  contemplated  by other means, a day on which  commercial  banks are open for  business  (including  dealings for foreign  exchange  and foreign  deposits) in New
                  York and such other places as the parties shall agree);

         (ii)     Transfer Timing

                  (a)      Paragraph  4(b)  shall  be  deleted  and  replaced  in its  entirety  by  the  following paragraph:

                           "Subject to Paragraphs 4(a) and 5 and unless  otherwise  specified,  if a demand for the
                           Transfer  of  Eligible   Credit  Support  or  Posted  Credit  Support  is  made  by  the
                           Notification  Time, then the relevant  Transfer will be made not later than the close of business on the second  Local  Business  Day  thereafter;  if a demand is made after the
                           Notification  Time then the relevant  Transfer  will be made not later than the close of business on the third Local Business Day thereafter."

                  (b)      Paragraph  6(d)(1)  shall be amended  so that the  reference  therein to "the  following
                  Local  Business  Day"  shall  be  replaced  by  reference  to  "the  second  Local  Business  Day thereafter".

         (iii)    Events of Default

                  Paragraph 7 shall be amended so that the references in Paragraph 7(i), Paragraph 7(ii) and
                  Paragraph 7(iii) to "two Local Business Days", "five Local Business Days" and "thirty days"
                  respectively, shall instead be replaced by "one Local Business Day", "three Local Business
                  Days" and "three Local Business Days" respectively.

         (iv)     Holding Collateral

                  The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

         IN WITNESS  WHEREOF,  the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

             CREDIT SUISSE INTERNATIONAL                WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL OR CORPORATE
                                                       CAPACITY BUT SOLELY AS TRUST ADMINISTRATOR ON BEHALF OF THE
                                                                  ADJUSTABLE RATE MORTGAGE TRUST 2006-3

By:__________________________________________          By:__________________________________________

Name:                                                  Name:
Title:                                                 Title:
Date:                                                  Date:

By:__________________________________________

Name:
Title:
Date: